Exhibit 10.20
AMENDMENT NO. 1
TO
EMPLOYMENT AGREEMENT
This First Amendment (the “Amendment”), entered into this 23rd day of April 2007, is to the Employment Agreement (the “Agreement”) entered into the 31st day of December 2006, by and between, Caneum India Private Limited (formerly known as Continuum Systems Private Limited), a company incorporated under the Companies Act, 1956, and having its registered office at 204, Chandi Plaza, 234-A, Sant Nagar, New Delhi — 110065, India with its principal place of business at DLF Supermart 1, Gurgaon, Haryana, (hereinafter referred to as the “Caneum India”, which expression shall, unless repugnant to the context, include its successors and permitted assigns) and Jesper Lindorff, son of Helge Holst Lindorff, age 35, residing at E-26 Richmond Park, DLF Phase 4, Gurgaon 122002, Haryana, India (herein after referred to as the “Employee”).
RECITALS:
WHEREAS, on or about December 31, 2006, the parties entered into the Agreement, the purpose of which was to employee the Employee; and
WHEREAS, the parties desire to amend the Agreement as provided herein;
NOW, THEREFORE, pursuant to §15 of the Agreement, the parties hereto mutually agree to amend the Agreement as follows:
1. Amendment to Compensation. Paragraph (e) of §5 is hereby added to read as follows:
(e) Stock Options. Caneum India shall grant to Employee ten-year options to purchase 150,000 shares of common stock of Caneum, Inc., a Nevada, USA, corporation (“Caneum”) pursuant to Caneum’s 2002 Stock Option/Stock Issuance Plan (the “Plan”), a copy of which is attached hereto and incorporated herein, subject to vesting at the rate of 1/4 of the granted options after one year from December 31, 2006, and 1/48th of the granted options per month thereafter.
2. Remainder of Agreement. Except as amended hereby, the Agreement shall continue to be, and shall remain, in full force and effect. Except as provided herein, this Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or (ii) to prejudice any right or rights which Caneum India may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

3. Incorporation by Reference. The terms of the Agreement are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.
IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment the respective day and year set forth below to be effective as of the day and year first written above.

CANEUM INDIA:	CANEUM INDIA PRIVATE LIMITED

Date: April 23, 2007	By:	/s/ Suki Mudan
		Name:	Suki Mudan
		Title:	Director
EMPLOYEE:

Date: April 23, 2007	/s/ Jesper Lindorff
	Name:	Jesper Lindorff

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